SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 7, 2003

                          Commission File No.: 0-26703



                              ALPHACOM CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                                     98-0206030
---------------------------------             --------------------------------
(State  or  other  jurisdiction  of          (IRS Employer  Identification  No.)
incorporation  or  organization)




                        3044 Bloor Street West, Suite 210
                                Toronto, Ontario
                                 Canada M8X 2Y8
                -------------------------------------------------
                    (Address of principal executive offices)



                                 (416) 259-2590
                          -----------------------------
                           (Issuer  telephone number)

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Item 5.     Other Events and Regulation FD Disclosure.

     On March 7, 2003, the Company affected a 1:25 reverse stock split and reauthorized 50,000,000 shares of stock consisting of 49,990,000 shares of common stock with a par value of $.0001 per share, and 10,000 shares of preferred stock with a par value of $.0001 per share. In connection with the reverse stock split, the Company received the new stock symbol ALHO.


Item  7.     Financial  Statements  and  Exhibits.

(c)     Exhibits:
Exhibits     Description
--------     -----------
3.1          Certificate  of  Amendment


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                        ALPHACOM  CORPORATION

March  10,  2003
                                                  /s/  William  A.  Montgomery
                                               ---------------------------------
                                                  William  A.  Montgomery
                                                  President

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